SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             5/22/04
                          Date of Report

                            (5/10/04)
                   (Date of Earliest Event Reported)

                        ENEFTECH  CORPORATION
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                      00-32677                76-0676166
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)

            P.O. 6162 Burbank Blvd. Burbank, CA 91510
             ----------------------------------------
             (Address of principal executive offices)

                          310-994-4408
                  -------------------------------
                   Registrant's telephone number

                         ILN BETHANY CORPORATION
              15007 Grove Gardens, Houston, TX 77082
           ---------------------------------------------
              (Former name and address of Registrant)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

Effective May 10th, 2004 as of 11:59pm the Board of Directors of the Company accepted the return of 34,000,000 shares of ?restricted? and ?unregistered? shares of the $0.0001 mill par value common stock of the Company originally issued to MARY-JEAN BUERER, MEINRAD BUERER, EL HADJ MALICK KANE
AND ILN INDUSTRIES LLC. to the Company for reinstatement as issuable.


Effective May 10th, 2004 as of 11:59pm the Board of Directors of the Company authorized and directed PublicEase Stock Transfer of 3663 E Sunset Rd. Ste #104, Las Vegas Nevada, 89120 to remove certificate numbers; 1001 in the amount of 9,000,000, 1002 in the amount of 9,000,000, 1003 in the amount of 12,000,000 and 1004 in the amount of 4,995,000 from the ledger and reinstate the aggregate total of 34,000,000 shares of the $0.0001 mill par value common stock of the Company as issuable.

This change makes Henry Jan the majority shareholder of the Corporation.



TITLE OF         NAME AND ADDRESS OF    AMOUNT OF SHARES        PERCENT OF
CLASS               BENEFICIAL OWNER    BENEFICIALLY OWNED       CLASS

(Common Shares)
 Common    Henry L. Jan, Shareholder       1,345,500            44.85%
Stock      15007 Grove Gardens
           Houston, TX 77082
---------------------------------
Common    El Hadj Malick Kane,               350,000             11.67%
Stock     15, avenue des Oiseaux
          1018 Lausanne,
          Switzerland
          ---------------------------------
Common    Mary Jean Buerer,                  350,000             11.67%
Stock     5  Grand Rue
          1315 La Sarraz
          Switzerland
          ---------------------------------
Common    Meinrad Buerer,                    350,000             11.67%
Stock     5 Grand Rue
          1315 La Sarraz
          Switzerland
          ---------------------------------


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

       Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.  OTHER EVENTS

Parrish Whitaker as Chairman of the Board and Treasurer, Stephen Stotesbery, as President, Secretary and director; Terence M. O?Keefe as Director acting as the newly appointed Board of Directors of Eneftech Corporation., approved an amendment to the articles of incorporation to change the name of Eneftech Corporation to Whitaker International, Inc..


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

       Change in Directors.

 A (2/3rds) Two-Thirds Majority of the shareholders called a Special Meeting of Shareholders held on May 10th, 2004 and approved the resignation of Mary-Jean Buerer as Chairman of the board, Meinrad Buerer as director and El Hadj Malick Kane as director,
Effective as of 11:59 pm on 5/10/04

        And to approved the appointment of Parrish Whitaker as Chairman of the Board, Stephen Stotesbery as director and Terence M. O?Keefe as Director effective as of 12:01 am 5/11/04


      Change in Managemnt

Effective May 11th, 2004  as of  12:01am Parrish Whitaker as
Chairman of the Board and CEO, Stephen Stotesbery as Director and COO and Terence M. O?Keefe as Director acting as the newly appointed
Board of Directors of Eneftech Corporation., approved
Parrish Whitaker as Treasuer, Stephen Stotesbery, as President and Secretary.



ITEM 7.  FINANCIAL STATEMENTS

        Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable.

EXHIBITS

        Exhibit 99.1
                99.2


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENEFTECH CORPORATION

MAY 11th, 2004                        By /s/ Stephen Stotesbery
                                     --------------------------------
                                      Stephen Stotesbery, President






Exhibit 99.1

WAIVER OF NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
ENEFTECH CORPORATION.

WE, the undersigned (2/3rds) two-thirds majority or more of the shareholders of the Corporation, hereby agree and consent to a special meeting of the Shareholders to be held on the date and time and at the place designated hereunder, and do hereby waive all notice whatsoever of such meeting
and of any adjournment or adjournments thereof.

We do further agree and consent that any and all lawful business may be transacted at such meeting or at any adjournment or adjournments thereof as may be deemed advisable by the Shareholders present thereat. Any business transacted at such meeting or at any adjournment or adjournments thereof shall be as valid and legal and of the same force and effect as if such meeting or adjournment or adjournments were held after notice.

Place of Meeting: 371-A Bethany Rd., Burbank, CA 91504
Date of Meeting: 05/10/03
Time of Meeting: 10:00 am

Purpose of Meeting:
To approve the resignation of Mary-Jean Buerer as Chairman of the Board of
Directors and El Hadj Malick Kane and Meinrad Buerer as Directors of the corporation effective as of 11:59 pm on 05/10/04;

And

To approve the election of the new directors as follows:
Parrish Whitaker-Chairman of the Board
Stephen Stotesbery-Director
Terence M. O?Keefe-Director
of the corporation effective as  of 12:01 on 05/11/04.

/s/ Mary-Jean Buerer _____________________
Shareholder
/s/ Meinrad Buerer_______________________
Shareholder
/s/ El Hadj Malick Kane____________________
Shareholder
/s/Henry Jan_______________________________
Shareholder

Date05/10/04


MINUTES OF SPECIAL MEETING OF SHAREHOLDERS HOLDERS OF
ENEFTECH CORPORATION.

The Special meeting of the Shareholders of the corporation was held on the date and at the time and place set forth in the written Waiver of Notice signed by the (2/3rds) two-thirds majority of shareholders .

The Board of Directors has fixed the close of business on May 7th,2004 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Only shareholders of record of the Company's Common Stock at the close of business
May 7th ,2004 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

The number of shares of Common Stock outstanding and entitled to vote at the Special Shareholders'
Meeting is 37,027,500.The Company is not asking for a Proxy from any shareholder.

There were present the following :

Henry L. Jan                                 5,345,500 shares
Mary-Jean Buerer                             9,350,000 shares
Meinrad Buerer                               9,350,000 shares
El Hadj Malick Kane                          2,350,000 shares

TOTAL SHARES FOR SHAREHOLDERS
ACTUALLY PRESENT                                36,395,500 shares

All shareholders not present at the meeting will be considered abstentions and broker non-votes and will be counted as present for the purpose of determining the presence of a quorum.

TOTAL SHARES FOR SHAREHOLDERS
COUNTED AS ABSTENTIONS                   632,000 shares

Shares held by stockholders who abstain from voting will be treated as being "present" and
"entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter.

Being all the shareholders of the corporation and/or a sufficient number of shares of the Shareholders of the corporation to constitute a quorum of voting shareholders, The meeting was called to order by President and the following proposals were presented to shareholders for voting;

1.To Accept the resignation of Mary-Jean Buerer as Chairman of the Board of Directors and
El Hadj Malick Kane and Meinrad Buerer as Directors of the corporation effective as of
11:59 pm on 05/10/04

2.To elect directors to serve until the next Annual Meeting of Shareholders and/or until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

3.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The meeting was called to order by the President.
It was moved, seconded and unanimously carried that Mary-Jean Buerer acted as Chairman and Meinrad Buerer acted as Secretary.

The Chairman noted that it was in order to consider the following proposals;

PROPOSAL 1

RESIGNATION OF DIRECTORS

The following directors are tendering their resignations for shareholder approval Mary-Jean Buerer,
Meinrad Buerer and El Hadj Malick Kane.


Upon nominations duly made, seconded and carried as indicated below, the following resignations were accepted as follows.

MARY-JEAN BUERER.
VOTES FOR                                              36,395,500
VOTES AGAINST                                          632,000

IT IS THERFORE FURTHER RESOLVED that Mary-Jean Buerer?s resignation as Chairman of the Board of Directors is accepted

MEINRAD BUERER
VOTES FOR                                              36,395,500
VOTES AGAINST                                          632,000

IT IS THERFORE FURTHER RESOLVED that Meinrad Buerer resignation as a Director is accepted.


EL HADJ MALICK KANE
VOTES FOR                                             36,395,500
VOTES AGAINST                                        632,000

IT IS THERFORE FURTHER RESOLVED that El Hadj Malick Kane resignation as a Director is accepted.


PROPOSAL 2

ELECTION OF DIRECTORS

There are three nominees for the three Board positions that will be authorized pursuant to the Company's
Bylaws as of the date of the Special Meeting. Each director to be elected will hold office until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is not currently a director of the Company.


Upon nominations duly made, seconded and carried as indicated below, the following persons were elected as follows.

PARRISH WHITAKER. (to be elected as Chairman)
VOTES FOR                                            36,395,500
VOTES AGAINST                                       632,000

IT IS THERFORE FURTHER RESOLVED that Parrish Whitaker is elected as Chairman of the Board of Directors until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

STEPHEN STOTESBERY (to be elected Director)
VOTES FOR                                             36,395,500
VOTES AGAINST                                        632,000

IT IS THERFORE FURTHER RESOLVED that Stephen Stotesbery is elected as a Director until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.


TERENCE M. O?KEEFE. (to be elected Director)
VOTES FOR                                              36,390,500
VOTES AGAINST                                          632,000

IT IS THERFORE FURTHER RESOLVED that Terence M. O?Keefe is elected as a Director until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

                          /s/ Meinrad Buerer  ________________________
                                                   Secretary


/s/ Mary-Jean Buerer _____________________
Shareholder
/s/ Meinrad Buerer_______________________
Shareholder
/s/ El Hadj Malick Kane____________________
Shareholder
/s/Henry Jan_______________________________
Shareholder

Date05/10/04





SECRETARY?S CERTIFICATE

I Meinrad Buerer,do hereby certify that I am the duly elected and qualified Secretary of
ENEFTECH CORPORATION a Texas Corporation and do further certify that at the Special Meeting of the Shareholders of said corporation, duly held at

371-A Bethany Rd., Burbank, CA 91504, on May 10th 2004 at 10:00am, at which meeting a quorum was present and voting throughout, the following resolutions w ere adopted by the votes represented below and are now in full force and effect.

RESOLUTION 1

RESIGNATION OF DIRECTORS

The following directors are tendering there resignations for shareholder approval Mary-Jean Buerer,
Meinrad Buerer and El Hadj Malick Kane.

Upon nominations duly made, seconded and carried as indicated below, the following resignations were accepted as follows.

MARY-JEAN BUERER.
VOTES FOR                                              36,395,500
VOTES AGAINST                                          632,000

IT IS THERFORE FURTHER RESOLVED that Mary-Jean Buerer?s resignation as Chairman of the Board of Directors is accepted

MEINRAD BUERER
VOTES FOR                                             36,395,500
VOTES AGAINST                                        632,000

IT IS THERFORE FURTHER RESOLVED that Meinrad Buerer resignation as a Director is accepted.


EL HADJ MALICK KANE
VOTES FOR                                             36,395,500
VOTES AGAINST                                         632,000

IT IS THERFORE FURTHER RESOLVED that El Hadj Malick Kane resignation as a Director is accepted.


RESOLUTION  2

ELECTION OF DIRECTORS

Upon nominations duly made, seconded and carried as indicated below, the following persons were elected as follows.

PARRISH WHITAKER. (to be elected as Chairman)
VOTES FOR                                             36,395,500
VOTES AGAINST                                          632,000

IT IS THERFORE FURTHER RESOLVED that Parrish Whitaker is elected as Chairman of the
Board of Directors until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.

STEPHEN STOTESBERY (to be elected Director)
VOTES FOR                                              36,395,500
VOTES AGAINST                                         632,000

IT IS THERFORE FURTHER RESOLVED that Stephen Stotesbery is elected as a Director until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.


TERENCE M. O?KEEFE. (to be elected Director)
VOTES FOR                                             36,395,500
VOTES AGAINST                                        632,000

IT IS THERFORE FURTHER RESOLVED that Terence M. o?Keefe is elected as a Director until the next annual meeting of stockholders and until a successor is elected and has qualified, or until such director's earlier death, resignation or removal.


There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

                          /s/ Meinrad Buerer ____________________
                                                  Secretary


Date:05/10/04
Time:10:00 am
Place:371-A Bethany Rd., Burbank, CA 91504


EXHIBIT 99.2

WAIVER OF NOTICE OF SPECIAL MEETING OF BOARD OF DIRECTORS OF
ENEFTECH CORPORATION.

WE, the undersigned, being all of the Directors of the Corporation, hereby agree and consent that a special meeting of the Board of Directors be held on the date and time and at the place designated hereunder, and do hereby waive all notice whatsoever of such meeting and of any adjournment or adjournments thereof.

We do further agree and consent that any and all lawful business may be transacted at such meeting or at any adjournment or adjournments thereof as may be deemed advisable by the Board of Directors present thereat. Any business transacted at such meeting or at any adjournment or adjournments thereof shall be as valid and legal and of the same force and effect as if such meeting or adjournment or adjournments were held after notice.

Place of Meeting: 371-A Bethany Rd., Burbank, CA 91504
Date of Meeting: 05/11/04
Time of Meeting: 12:01 am

Purpose of Meeting:
To approve Stephen Stotesbery as a President/COO and Secretary; and Parrish Whitaker
 as CEO/Treasurer.
And
To approve the return of 34,000,000 shares of ?restricted? and ? unregistered? shares of the
$0.0001 mill par value common stock of the Company originally issued to MARY-JEAN BUERER,
MEINRAD BUERER, EL HADJ MALICK KANE AND ILN INDUSTRIES LLC. on MAY 10th 2004, to the Company for reinstatement as issuable. And to
Further approve and direct PublicEase Stock Transfer of 3663
E Sunset Rd. Ste #104, Las Vegas
Nevada, 89120 to remove certificate numbers; 1001 in the amount of 9,000,000, 1002 in the amount of 9,000,000, 1003  in the amount of 12,000,000 and 1004 in the amount of 4,995,000
 from the ledger and reinstate the aggregate total of 34,000,000 shares of the $0.0001 mill par value common stock of the Company as issuable.

/s/ Parrish Whitaker_____________________
Director
/s/ stephen Stotesbery____________________
Director
/s/ Terence M. O?keefe____________________
Director
Date:05/10/04



MINUTES OF SPECIAL MEETING OF BOARD OF DIRECTORS OF
ENEFTECH CORPORATION.


The special meeting of the Board of Directors of the Corporation was held on the date and at the time and place set forth in the written waiver of Notice signed by the Board of Directors, fixing such time and place, and prefixed to the minutes of this meeting.

There were present the following :
Parrish Whitaker-CHAIRMAN OF THE BOARD,
Stephen Stotesbery ?DIRECTOR
Terence M. O?keefe-DIRECTOR
being all of the Directors of the Corporation.

The meeting was called to order by the Chairman.
It was moved, seconded and unanimously carried that Parrish Whitaker acted as Chairman and Stephen Stotesbery acted as Secretary.


After discussion, upon motion duly made, seconded and carried, it was,

RESOLVED that the Board of Directors of the Company be and they hereby are authorized and directed to appoint Stephen Stotesbery as a President/COO and Secretary; and Parrish Whitaker as CEO/Treasurer.

And it was

FURTHER RESOLVED to accept the return of 34,000,000 shares of ?restricted? and ?unregistered?
shares of the $0.0001 mill par value common stock of the Company originally issued to
MARY-JEAN BUERER, MEINRAD BUERER, EL HADJ MALICK KANE AND
ILN INDUSTRIES LLC. on MAY 5th 2004, to the Company for reinstatement as issuable.

And it was

FURTHER RESOLVED to approve  and direct PublicEase Stock
Transfer of 3663 E Sunset Rd.
Ste #104, Las Vegas Nevada, 89120 to remove certificate numbers; 1001 in the amount of 9,000,000, 1002 in the amount of 9,000,000, 1003 in the amount of 12,000,000 and
1004 in the amount of 4,995,000 from the ledger and reinstate the aggregate total of 34,000,000 shares of the $0.0001 mill par value common stock of the Company as issuable.

And it was

FURTHER RESOLVED, that Parrish Whitaker as Chairman of the
Board/CEO and Treasuer,
Stephen Stotesbery, as Director,President/COO and Secretary; Terence M. O?Keefe as Director acting as the newly appointed Board of Directors of Eneftech Corporation., approve an amendment to the articles of incorporation to change the name of Eneftech Corporation to
Whitaker International, Inc..

There being no further business to come before the meeting, upon motion duly made, seconded and unanimously carried, it was adjourned.

                          /s/ Stephen Stotesbery__________________
                                                    Secretary

/s/ Parrish Whitaker _________________________
Director
/s/ Stephen Stotesbery________________________
Director
/sTerence M. O?keefe________________________
Director

Date:05/11/04
Time:12:01 am
Place:371-A Bethany Rd., Burbank, CA 91504

??

??

??

??